                                MAP-EQUITY FUND

To Our Shareholders:

The U.S. equity markets continued to benefit during the first six months of 1997 from a powerful combination of favorable economic factors, including strong economic growth, low inflation and stable interest rates. The Standard & Poor's 500 Index, a generally accepted index of unmanaged securities, increased by 20.6% during the first half of 1997, following increases of 23.0% and 37.5% during 1996 and 1995, respectively.

SOLID RISK-ADJUSTED PERFORMANCE

MAP-Equity Fund participated in this overall market increase, gaining 17.9% during the first six months of 1997. The Fund produced this result while maintaining a lower risk profile than the overall market and staying away from many of the large capitalization stocks that have reached record valuations in the recent market rally. Markston Investment Management continues to adjust the portfolio to react to new opportunities in the market while seeking to minimize the Fund's volatility.

In the letter that follows, Michael Mullarkey, the Fund's lead portfolio manager, discusses some of the Fund's better and poorer performers of the first half of 1997.

CONTINUED RECOGNITION AND IMPROVED SALES

We are pleased to report that MORNINGSTAR, INC., the widely-recognized mutual fund rating service, awarded MAP-Equity Fund its highest five-star (*****) rating during 1997.(1) The five-star rating is based on the Fund's historical risk-adjusted performance, and is reserved for the top 10% of funds within a given investment class. The Fund's heightened recognition, along with increased promotional activity by our distributor (First Priority Investment Corporation), has led to an increase in sales in the first half of 1997.

ORGANIZATIONAL CHANGES

In February, Eugene Ciarkowski, who was President and a Director of MAP-Equity Fund, retired. Gene, who was affiliated with the Fund since its inception in 1971, will be missed greatly. We wish him well in all his future endeavors. I have assumed Gene's responsibilities as President, and William Clark, President of First Priority Investment Corporation, has been elected a Director.

The Board of Directors invites your suggestions and comments, and appreciates your continued support and confidence in the Fund.

                                          Sincerely,

                                         [SIG]
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

August 15, 1997

---------
(1)Morningstar's rating reflects historical risk-adjusted performance as of June 30, 1997. The rating is subject to change each month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's 3, 5, and 10-year average annual risk- and fee-adjusted performance. These ratings compare funds with similar investment objectives. For the 3-year rating, the Fund was compared with 1,997 equity funds, for the 5-year rating, 1,134 funds, and for the 10-year rating, 618 funds. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the remaining 10% receive one star. For a copy of the current Morningstar report, including its analysis, please call First Priority Investment Corporation.

                        REPORT OF THE INVESTMENT ADVISER

Dear Fellow Shareholders:

In a strong equity market your Fund, carrying a "risk level" we estimate at 82% of the market, produced a return equal to 87% of the market. As noted in the President's report the numbers were 17.9%, after expenses, for the Fund and 20.6% for the S&P 500 Index which, of course, bears no expenses.

We deliberately decreased market exposure by increasing the cash position to 27% by the end of the first quarter. This was not so much a view on market direction as it was a recognition that some of the portfolio holdings, e.g. Intel and Motorola, had enjoyed strong investor demand for technology stocks. We also benefited from the "open ending" of a large closed end investment company position. After a weak March we did some investing, letting cash drift down to a 19% position by the end of June.

CATALINA MARKETING, a marketing service company that distributes coupons in supermarkets worldwide and medical newsletters in domestic pharmacies, made a substantial contribution to performance, appreciating about 85% from our purchase earlier in the period. We bought Catalina because it was a very high-return-on-assets operation whose price had dropped over 50% because of a temporary domestic slowdown and a shortfall in Mexico. The company bought back over 5% of its shares around the same time we bought, and several insiders also bought.

AMERICAN EXPRESS, one of our larger holdings, continued to contribute to performance during the first half. This was helped by the favorable trend in interest rates and the robust stock market, both of which affected the company favorably. The shares also benefited from a re-emergence of rumors that a Citibank/American Express merger was a real possibility. There is a certain logic to such a combination since both companies have a large international presence. Theoretically, a merger could accelerate international growth for the two companies while simultaneously dropping costs. A merger might even be favored by the government since acceptance of the American Express card by domestic bank issuers such as Citibank might neutralize allegations of anti-competitive behavior by Visa and MasterCard.

BURLINGTON COAT FACTORY was the third largest contributor to portfolio performance during the period. We initially bought Burlington Coat after we saw insider buying by two of the officers and stock repurchases by the company. The price we paid was less than what we thought was a hard book value. At the time we bought it there were indications that operations would improve and management promised that if the improvements occurred it would recommend, to the Board of Directors, that the company pay a dividend. This would make the stock attractive to a larger group of professional investors. Operations improved more substantially than we had expected and the stock appreciated.

Shares of AVID TECHNOLOGY, another large holding, also rose substantially. We bought Avid for several reasons. As a leading supplier of computerized video editing systems, it clearly is in the path of history as the price of personal computers drops. A strategic investment by Intel in Avid also assured us that the company would have substantial help in moving its software from the Apple Macintosh to the ultimately more promising Intel X86 architecture. The X86 will be enhanced in late 1997 with an accelerated graphics port and in late 1998 with a 64-bit processor (The Merced). Both will accelerate graphics applications on the X86. Aside from these factors, a new CEO, Bill Miller from Quantum, a new CFO, Bill Flaherty from Dupont, and new executives in charge of marketing and operations have dramatically changed the culture in the company. Inventory turns have soared, as has cash flow generation. Continued insider buying, even after the stock appreciated, has pleased us.

Among the portfolio's underperforming stocks was EASTMAN KODAK which fell slightly in value during the first half. Kodak appears to be engaged in a mild pricing battle with Fuji. As a result of this development, as well as the fact that George Fisher--installed as chairman to lead the company's renewal--recently sold a substantial amount of his stock, we have materially reduced our holdings in Kodak.

HEALTH CARE PROPERTY INVESTORS, had muted performance--tracking the bond market. Analysts are concerned about the reinvestment risk facing the company in the 1998/1999 time frame. Management has taken steps to proactively address this issue by renegotiating many of its leases before they expire.

PENTAIR, also marked time after a strong 1996. The company continues to buy businesses where it sees the potential for quickly boosting operating profits above financing costs. They are careful with their bids and assertive with regard to cost cutting. Last November, for instance, the company purchased a privately held company that manufactures battery chargers and welding equipment for the automotive market. They paid $35 million and in just six months have earned 10% of that amount on an operating basis. Six month financing costs were probably 3.2%. This constitutional ability for successful acquisitions is currently being boosted by marketing success. New products and expanded distribution continue to produce sales growth in the 20-30% range at Porter Cable woodworking tools, almost 30% of total Pentair sales. The practice of buying nondescript businesses does occasionally have its costs. Pentair's German-based electrical enclosure business is having a rough time in a stagnant market with a depreciating currency.

We thank you for the continuing opportunity to manage your assets. It is good to be fellow shareholders with you.

                                          Sincerely,

                                          /s/ Michael J. Mullarkey
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

August 15, 1997

STATEMENT OF ASSETS AND LIABILITIES
MAP-EQUITY FUND
JUNE 30, 1997 (UNAUDITED)

ASSETS
Investments:
  Common stocks (cost $46,150,700)..............................................  $ 70,511,513
  Preferred stock (cost $37,892)................................................        50,400
  Corporate bonds (cost $166,133)...............................................       223,180
  Short-term investments (cost $16,514,793).....................................    16,514,793
                                                                                  ------------
                                                                                    87,299,886
Cash............................................................................        66,228
Receivable for investment securities sold.......................................       476,746
Receivable for Fund shares sold.................................................        14,853
Dividends and interest receivable...............................................        86,516
Other assets....................................................................         5,741
                                                                                  ------------
        Total Assets............................................................    87,949,970
                                                                                  ------------
LIABILITIES
Payable for investment securities purchased.....................................       568,212
Payable for Fund shares redeemed................................................         2,131
Accrued investment advisory fee.................................................       104,845
Accounts payable and accrued expenses...........................................        47,369
                                                                                  ------------
        Total Liabilities.......................................................       722,557
                                                                                  ------------
        Net Assets..............................................................  $ 87,227,413
                                                                                  ------------
                                                                                  ------------
NET ASSETS
Capital stock (3,581,764 shares of $1.00 par value capital stock outstanding,
  21,000,000 shares authorized).................................................  $  3,581,764
Capital paid-in.................................................................    50,432,419
Accumulated undistributed net investment income.................................       572,991
Accumulated undistributed net realized gain from security transactions..........     8,209,871
Net unrealized appreciation of investments......................................    24,430,368
                                                                                  ------------
        Net Assets..............................................................  $ 87,227,413
                                                                                  ------------
                                                                                  ------------
Net asset value and redemption price per share ($87,227,413  DIVIDED BY
  3,581,764 shares of capital stock outstanding)................................        $24.35
                                                                                  ------------
                                                                                  ------------
Computation of maximum public offering price per share -- $24.35  DIVIDED BY
  .9525 (on sales of $50,000 or more, the maximum sales charge and, accordingly,
  the offering price, is reduced)...............................................        $25.56
                                                                                  ------------
                                                                                  ------------

STATEMENT OF OPERATIONS
MAP-EQUITY FUND
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
  Dividends.....................................................................  $    435,338
  Interest......................................................................       362,596
                                                                                  ------------
                                                                                       797,934
Expenses:
  Investment advisory fee.......................................................       177,141
  Custodian.....................................................................        38,479
  Transfer Agent................................................................        37,652
  Audit.........................................................................        13,700
  Legal.........................................................................        10,081
  Filing Fees...................................................................         8,355
  State taxes...................................................................         8,262
  Insurance expense.............................................................         6,505
  Printing......................................................................         5,590
  Directors' fees...............................................................         3,750
  Miscellaneous.................................................................         2,454
                                                                                  ------------
                                                                                       311,969
                                                                                  ------------
        Net Investment Income...................................................       485,965
                                                                                  ------------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions..................................     7,757,374
  Increase in unrealized appreciation of investments............................     4,988,194
                                                                                  ------------
    Net Gain on Investments.....................................................    12,745,568
                                                                                  ------------
    Net Increase in Net Assets Resulting from Operations........................  $ 13,231,533
                                                                                  ------------
                                                                                  ------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
MAP-EQUITY FUND
(UNAUDITED)

                                                               SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  1997            1996
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.....................................  $     485,965   $  1,188,756
  Net realized gain from security transactions ($7,751,037
    and $9,352,010, respectively, for federal income tax
    purposes)...............................................      7,757,374      9,760,046
  Increase in unrealized appreciation of investments........      4,988,194      3,273,899
                                                              -------------   -------------
    Net Increase in Net Assets Resulting from Operations....     13,231,533     14,222,701
                                                              -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ($0 and $.36, per
    share, respectively)....................................              0     (1,177,663)
  Distributions from net realized gain from security
    transactions ($0 and $2.86, per share, respectively)....              0     (8,902,823)
                                                              -------------   -------------
    Total Distributions to Shareholders.....................              0    (10,080,486)
                                                              -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase in net assets from capital share
    transactions............................................        405,266      8,981,118
                                                              -------------   -------------
    Net Increase in Net Assets..............................     13,636,799     13,123,333

NET ASSETS
  Beginning of period.......................................     73,590,614     60,467,281
                                                              -------------   -------------
  End of period (including undistributed net investment
    income of $572,991 and $87,026, respectively)...........  $  87,227,413   $ 73,590,614
                                                              -------------   -------------
                                                              -------------   -------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MAP-EQUITY FUND
JUNE 30, 1997 (UNAUDITED)

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 COMMON STOCKS (80.84%)
                 AGRICULTURE (0.30%)
         7,600   IMC Global, Inc.......................................................  $     266,000
                                                                                         -------------
                 AUTOMOTIVE (0.51%)
        19,600   First Brands Corp.....................................................        449,575
                                                                                         -------------
                 BANKING AND FINANCE (6.61%)
        42,900   American Express Co...................................................      3,196,050
        26,600   Northern Trust Corp...................................................      1,286,775
        28,722   Popular, Inc..........................................................      1,148,880
         2,900   Wilmington Trust Corp.................................................        132,675
                                                                                         -------------
                                                                                             5,764,380
                                                                                         -------------
                 BUILDING (3.70%)
        15,100   Lone Star Industries, Inc.............................................        684,219
        19,600   Morgan Products Ltd.*.................................................        147,000
        30,500   Vulcan Materials Co...................................................      2,394,250
                                                                                         -------------
                                                                                             3,225,469
                                                                                         -------------
                 CHEMICALS (1.08%)
         6,600   Lubrizol Corp.........................................................        276,788
        22,400   Valspar Corp..........................................................        663,600
                                                                                         -------------
                                                                                               940,388
                                                                                         -------------
                 COMPUTERS AND COMPUTING (5.74%)
         3,200   Adobe Systems, Inc....................................................        112,200
        52,000   Avid Technology, Inc.*................................................      1,371,500
        14,500   Bay Networks, Inc.*...................................................        385,156
         1,600   Calcomp Technology, Inc.*.............................................          3,050
        17,000   Electronic Data Systems Corp..........................................        697,000
        12,020   Imation Corp.*........................................................        317,027
         5,000   Integrated Systems, Inc*..............................................         58,125
        53,100   National Computer Systems, Inc........................................      1,413,788
           500   Storage Technology Corp.*.............................................         22,250
           117   Wang Laboratories, Inc., warrants*....................................            731
        50,000   Xircom, Inc.*.........................................................        621,875
                                                                                         -------------
                                                                                             5,002,702
                                                                                         -------------
                 CONGLOMERATES (5.71%)
        14,200   Minnesota Mining & Manufacturing Co...................................      1,448,400
        41,100   National Service Industries, Inc......................................      2,001,056
        20,600   Ogden Corp............................................................        448,050
        32,988   Pentair, Inc..........................................................      1,084,481
                                                                                         -------------
                                                                                             4,981,987
                                                                                         -------------

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 CONSUMER GOODS AND SERVICES (12.02%)
         8,000   American Greetings Corp., Class A.....................................  $     296,000
        59,400   Catalina Marketing Corp.*.............................................      2,858,625
         8,800   Clorox Co.............................................................      1,161,600
        24,200   Eastman Kodak Co......................................................      1,857,350
        11,788   Gillette Co...........................................................      1,116,913
         5,300   Hasbro, Inc...........................................................        150,387
        19,500   Heritage Media Corp.*.................................................        368,062
         8,621   Mattel, Inc...........................................................        292,036
        23,800   Olsten Corp...........................................................        462,613
         3,600   Stanhome, Inc.........................................................        118,350
        34,200   Time Warner, Inc......................................................      1,650,150
         4,100   Tupperware Corp.......................................................        149,650
                                                                                         -------------
                                                                                            10,481,736
                                                                                         -------------
                 ELECTRICAL AND ELECTRONICS (3.33%)
        56,800   Checkpoint Systems, Inc.*.............................................        912,350
        52,900   Glenayre Technologies, Inc.*..........................................        866,237
         1,100   Intel Corp............................................................        155,719
         5,000   Motorola, Inc.........................................................        380,000
        20,476   Vishay Intertechnology, Inc.*.........................................        592,524
                                                                                         -------------
                                                                                             2,906,830
                                                                                         -------------
                 FOOD AND BEVERAGES (7.65%)
       103,600   Archer Daniels Midland Co.............................................      2,434,600
         5,800   CPC International, Inc................................................        535,412
        18,600   Coca-Cola Co..........................................................      1,255,500
        13,300   McDonald's Corp.......................................................        642,556
         3,800   Pete's Brewing Co.*...................................................         25,888
        21,400   Quaker Oats Co........................................................        960,325
        15,250   Showbiz Pizza Time, Inc.*.............................................        402,219
        34,700   Vicorp Restaurants, Inc.*.............................................        416,400
                                                                                         -------------
                                                                                             6,672,900
                                                                                         -------------
                 HEALTHCARE AND MEDICAL (3.28%)
        30,800   Cooper Companies, Inc.*...............................................        716,100
        21,757   Medpartners, Inc.*....................................................        470,495
        21,000   Schering-Plough Corp..................................................      1,005,375
        12,400   Shared Medical System Corp............................................        666,500
                                                                                         -------------
                                                                                             2,858,470
                                                                                         -------------
                 INSURANCE (4.01%)
         1,800   Allmerica Financial Group.............................................         71,775
        76,600   Allmerica Property & Casualty Companies, Inc. ........................      2,508,650
         6,000   Argonaut Group, Inc...................................................        177,000
        56,100   Reliance Group Holdings, Inc..........................................        666,188
         3,200   USF&G Corp............................................................         76,800
                                                                                         -------------
                                                                                             3,500,413
                                                                                         -------------
                 MACHINERY AND EQUIPMENT (0.37%)
        37,700   3-D Systems Corp.*....................................................        325,163
                                                                                         -------------

MAP-EQUITY FUND
JUNE 30, 1997 (UNAUDITED)

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 OIL AND GAS (2.61%)
         9,500   Amoco Corp............................................................  $     825,906
           774   Apache Corp...........................................................         25,155
         2,200   Petroleum Helicopters, Inc., voting...................................         34,650
         5,800   Petroleum Helicopters, Inc., non-voting...............................         87,000
         5,000   Piedmont Natural Gas, Inc.............................................        128,438
        21,600   Royal Dutch Petroleum Co..............................................      1,174,500
                                                                                         -------------
                                                                                             2,275,649
                                                                                         -------------
                 PRINTING AND PUBLISHING (6.63%)
        40,800   Access Health, Inc.*..................................................        999,600
        95,266   ACNielsen Corp.*......................................................      1,869,595
         9,600   Cognizant Corp........................................................        388,800
         9,600   Dun & Bradstreet Corp.................................................        252,000
        41,400   Meredith Corp.........................................................      1,200,600
        20,800   Nelson, Thomas Inc....................................................        288,600
        14,200   Times Mirror Co., Series A............................................        784,550
                                                                                         -------------
                                                                                             5,783,745
                                                                                         -------------
                 REAL ESTATE INVESTMENT (2.04%)
        29,500   Health Care Property
                   Investors, Inc......................................................      1,039,875
        51,900   United Dominion Realty Trust, Inc.....................................        736,331
                                                                                         -------------
                                                                                             1,776,206
                                                                                         -------------
                 RETAIL TRADE (6.52%)
        90,900   Burlington Coat Factory
                   Warehouse Corp.*....................................................      1,772,550
        49,323   CVS Corp..............................................................      2,527,804
        27,309   Cash America International, Inc.......................................        286,744
        52,259   Genovese Drug Stores, Inc., Class A...................................      1,028,849
         4,000   Mazel Stores, Inc.*...................................................         69,000
                                                                                         -------------
                                                                                             5,684,947
                                                                                         -------------
                 TEXTILE & APPAREL (3.04%)
        44,000   Global Directmail Corp.*..............................................      1,146,750
         7,900   Hartmarx Corp.*.......................................................         65,175
        66,100   Oshkosh B'Gosh, Inc., Class A.........................................      1,437,675
                                                                                         -------------
                                                                                             2,649,600
                                                                                         -------------
                 UTILITIES -- ELECTRIC AND GAS (3.87%)
        16,800   Cinergy Corp..........................................................        584,850
        47,413   Duke Power Co.........................................................      2,272,843
         6,500   Eastern Utilities Assoc...............................................        118,625
         9,100   Noram Energy Corp.....................................................        138,775
         9,150   Northwest Natural Gas Co..............................................        239,044
         1,500   Tucson Electric Power Co.*............................................         21,750
                                                                                         -------------
                                                                                             3,375,887
                                                                                         -------------

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 UTILITIES -- TELEPHONE (1.82%)
        17,600   GTE Corp..............................................................  $     772,200
        15,530   Sprint Corp...........................................................        817,266
                                                                                         -------------
                                                                                             1,589,466
                                                                                         -------------
                 TOTAL COMMON STOCKS...................................................     70,511,513
                                                                                         -------------
                 PREFERRED STOCK (0.06%)
                 CONSUMER GOODS AND SERVICES
         3,200   Craig Corp., Class A*.................................................         50,400
                                                                                         -------------

  PRINCIPAL
    AMOUNT
--------------
                 CORPORATE BONDS (0.25%)

$      129,000   CII Financial, Inc.,
                   7.50% conv. sub. deb.,
                   due September 15, 2001..............................................        121,260
                                                                                         -------------
       112,000   National Education Corp.,
                   6.50% conv. sub. deb.,
                   due May 15, 2011....................................................        101,920
                                                                                         -------------
                 TOTAL CORPORATE BONDS.................................................        223,180
                                                                                         -------------
                 SHORT-TERM INVESTMENTS (18.93%)
    16,580,000   U.S. Treasury Bills, 4.39% to 5.05%,
                   due July 10 to August 21, 1997......................................     16,514,793
                                                                                         -------------
                 TOTAL INVESTMENTS (100.08%)...........................................     87,299,886
                                                                                         -------------
                 Liabilities, less cash, receivables and other assets (-0.08%).........        (72,473)
                                                                                         -------------
                 NET ASSETS (100.00%)..................................................  $  87,227,413
                                                                                         -------------
                                                                                         -------------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP-EQUITY FUND (UNAUDITED)

NOTE A  -- ACCOUNTING POLICIES
MAP-Equity Fund (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter, are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DIVIDENDS: Dividends receivable on investment securities and dividends payable to shareholders are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation which is a wholly-owned subsidiary of the MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is
 .30%. The fee is computed and accrued daily and paid quarterly. For the period ended June 30, 1997, the basic advisory fee amounted to $194,167. The actual fee amounted to $177,141 which reflected a downward performance adjustment of $17,026.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC"), a wholly-owned subsidiary of MBLLAC Holding Corporation. During the period ended June 30, 1997, the Fund was advised that FPIC received $21,247 as distributor of the Fund's shares. From this amount, FPIC paid commissions to its sales force, as well as the cost of printing prospectuses, advertising and other sales literature.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the period to the Fund's disinterested directors amounted to $3,750. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors, officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

At June 30, 1997, MBL Life owned 1,794,449 Fund shares.

NOTE C  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                                Six Months Ended June 30, 1997         Year Ended December 31, 1996
                                               ---------------------------------     ---------------------------------
                                                  Shares              Amount            Shares              Amount
                                               -------------       -------------     -------------       -------------
Shares sold..................................         75,797       $   1,647,601            62,033       $   1,297,411
Shares issued in reinvestment of income
  dividends and capital gain distributions...              0                   0           478,896           9,781,641
                                               -------------       -------------     -------------       -------------
                                                      75,797           1,647,601           540,929          11,079,052
Less shares repurchased......................        (56,528)         (1,242,335)         (101,992)         (2,097,934)
                                               -------------       -------------     -------------       -------------
Net increase in number of shares outstanding
  and net assets resulting from capital share
  transactions...............................         19,269       $     405,266           438,937       $   8,981,118
                                               -------------       -------------     -------------       -------------
                                               -------------       -------------     -------------       -------------

NOTE D  -- PURCHASES AND SALES OF INVESTMENTS
Purchases and proceeds from sales of investments during the period ended June 30, 1997, other than short-term investments, aggregated $20,815,369 and $28,818,680, respectively.

The identified cost of investments owned at June 30, 1997 for federal income tax purposes was $62,869,518. At June 30, 1997, gross unrealized appreciation of investments was $24,833,863 and gross unrealized depreciation was $403,495 resulting in net unrealized appreciation of $24,430,368 for federal income tax purposes.

NOTE E  -- DISTRIBUTIONS AND DIVIDENDS
A capital gain distribution and income dividend of $0.14 and $0.16 per share, respectively, was declared by the Board of Directors on August 11, 1997, and paid on August 20, 1997 to shareholders of record on August 12, 1997.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                MAP-EQUITY FUND
                                  (UNAUDITED)

Selected data for each share of capital stock outstanding throughout the periods indicated:

                                     SIX MONTHS
                                        ENDED                                 YEAR ENDED DECEMBER 31,
                                      JUNE 30,    -------------------------------------------------------------------------------
                                        1997       1996     1995     1994     1993     1992     1991     1990     1989     1988
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, Beginning of
  Period............................    $ 20.66   $ 19.36  $ 16.67  $ 18.13  $ 20.02  $ 19.66  $ 15.84  $ 17.46  $ 14.27  $ 11.65
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net investment income...............       0.13      0.36     0.43     0.37     0.36     0.42     0.49     0.52     0.36     0.32
Net realized and unrealized gain
  (loss) on investments.............       3.56      4.16     4.90     0.13     1.32     1.65     3.87    (1.41)    3.68     3.13
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease) in net
  assets from operations............       3.69      4.52     5.33     0.50     1.68     2.07     4.36    (0.89)    4.04     3.45
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Dividends from net investment
  income............................         --     (0.36)   (0.43)   (0.37)   (0.36)   (0.43)   (0.49)   (0.54)   (0.41)   (0.31)
Distributions from net realized gain
  from security transactions........         --     (2.86)   (2.07)   (1.59)   (3.21)   (1.28)   (0.05)   (0.19)   (0.44)   (0.52)
Distribution required for tax
  purposes over amounts recorded for
  financial reporting purposes......         --        --    (0.14)      --       --       --       --       --       --       --
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions.................         --     (3.22)   (2.64)   (1.96)   (3.57)   (1.71)   (0.54)   (0.73)   (0.85)   (0.83)
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of Period......    $ 24.35   $ 20.66  $ 19.36  $ 16.67  $ 18.13  $ 20.02  $ 19.66  $ 15.84  $ 17.46  $ 14.27
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Return(1).....................      17.86%    23.82%   32.50%    2.76%    8.67%   10.53%   27.69%   -5.09%   28.18%   29.92%
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Period
  (thousands).......................    $87,227   $73,591  $60,467  $48,130  $49,438  $48,602  $46,228  $37,148  $35,947  $20,752
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Expenses to Average Net
  Assets............................       0.40%     0.74%    0.81%    1.07%    1.04%    1.01%    0.85%    1.01%    1.45%    1.52%
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Net Investment Income to
  Average Net Assets................       0.62%     1.82%    2.30%    2.03%    1.76%    2.01%    2.69%    3.32%    2.47%    2.57%
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Portfolio Turnover Rate.............      31.67%    52.88%   39.40%   39.31%   19.55%   17.60%    9.12%    6.22%   14.34%   16.85%
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average Commission Rate Paid........    $0.0257   $0.0261       --       --       --       --       --       --       --       --
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------  -------  -------  -------  -------  -------

-------------
(1) Total return does not reflect the sales commission (maximum 4.75%) charged on Fund shares.

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS (UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on January 21, 1971. Prior to May 1, 1995, the Fund was known as the Mutual Benefit Fund.

                                        Per share
                                --------------------------
                                 Dividends
                    Net asset    from net       Capital
                      value     investment       gains
  Period ended      per share     income     distributions
----------------------------------------------------------
December 31, 1971   $   10.81    $     .09            --
December 31, 1972       11.27          .10   $       .02
December 31, 1973        8.98          .08            --
December 31, 1974        6.52          .17            --
December 31, 1975        8.26          .155           --
December 31, 1976        9.70          .18            --
December 31, 1977        9.05          .225           --
December 31, 1978        8.86          .33            --
December 31, 1979        9.46          .43            --
December 31, 1980       10.77          .53            --
December 31, 1981       10.55          .45            --
December 31, 1982       11.60          .775         1.39
December 31, 1983       13.93          .37           .28
December 31, 1984       11.08          .39          2.51
December 31, 1985       12.89          .38          1.01
December 31, 1986       13.65          .315         1.66
December 31, 1987       11.65          .475         1.03
December 31, 1988       14.27          .31           .52
December 31, 1989       17.46          .41           .44
December 31, 1990       15.84          .54           .19
December 31, 1991       19.66          .49           .05
December 31, 1992       20.02          .43          1.28
December 31, 1993       18.13          .36          3.21
December 31, 1994       16.67          .37          1.59
December 31, 1995       19.36          .43          2.21
December 31, 1996       20.66          .36          2.86
June 30, 1997           24.35          --             --
----------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the period ended June 30, 1997:

INVESTMENTS ADDED

Access Health, Inc.
Adobe Systems, Inc.
Allmerica Financial Corp.
Anixter International, Inc.
Archer Daniels Midland Co.
Avid Technology, Inc.
CVS Corp.
Catalina Marketing Corp.
Checkpoint Systems, Inc.
Duke Power Co.
Glenayre Technologies, Inc.
Global Directmail Corp.
Hartmarx Corp.
Heritage Media Corp.
Integrated Systems, Inc.
Mazel Stores, Inc.
Olsten Corp.
Pete's Brewing Co.
Reliance Group Holdings, Inc.
Stanhome, Inc.
3-D Systems Corp.
Tupperware Corp.
Wang Laboratories, Inc. (warrants)
Xircom, Inc.

INVESTMENTS ELIMINATED

Allegheny Teledyne, Inc.
Alltel Corp.
Anixter International, Inc.
Avnet, Inc.
Data General Corp.
Dean Witter Government Income Trust
Gemini II, Inc. (income shares)
Kellogg Co.
Luby's Cafeterias, Inc.
National Education Corp.
Novell, Inc.
PanEnergy Corp.
Quaker State Corp.
Quest for Value Dual Purpose Fund, Inc.
  (income and capital shares)
Revco D.S., Inc.
Sequent Computer Systems, Inc.
Symantec Corp.
360 Communications Co.
Universal International, Inc.

                                MAP-EQUITY FUND
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION CONCERNING THE FUND AND THE SALES COMMISSION CHARGED ON FUND SHARES.

FS-306 (8-97)
15152

                                     [LOGO]

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997
                              --------------------